EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     We, the undersigned, Stevens, Powell & Company, P.A., hereby consent to the use of our opinion dated July 23, 2008 on the financial statements of Liquor Group Wholesale, Inc. (the "Company"), for the fiscal years ended August 31, 2007 and 2006, included in the Registration Statement on Form S-1, Amendment No. 4, filed by the Company.



                                          /s/  Stevens, Powell & Company, P.A.



August 20, 2008